                              FIXED INCOME FUNDS
                                 ANNUAL REPORT

                      IAI Bond Fund, IAI Government Fund,
                          IAI Minnesota Tax Free Fund

                               November 30, 1995



                                    [LOGO]

                                 Mutual Funds

                               [PHOTO OF GLOBE]

                               Table of Contents
                               -----------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                                 Annual Report
                               November 30, 1995

Chairman's Letter.......................................2
Bond Fund Manager's Review..............................4
Government Fund Manager's Review........................7
Minnesota Tax Free Fund Manager's Review...............10
Fund Portfolios
 IAI Bond Fund.........................................13
 IAI Government Fund...................................17
 IAI Minnesota Tax Free Fund...........................20
Notes to Fund Portfolios...............................22
Statements of Assets and Liabilities...................24
Statements of Operations...............................26
Statements of Changes in Net Assets....................28
Financial Highlights
 IAI Bond Fund.........................................30
 IAI Government Fund...................................31
 IAI Minnesota Tax Free Fund...........................32
Notes to Financial Statements..........................33
Independent Auditors' Report...........................39
Federal Tax Information................................40
IAI Mutual Fund Family.................................43
Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors...............................Inside Back Cover

                               Chairman's Letter
                               -----------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

A Great Time To Diversify


                                    [PHOTO]

                                 Noel P. Rahn,
                                   Chairman


By just about any measure, the six months ended November 30, 1995 was one of the best periods in my memory for U.S. stocks and bonds. The economy has been behaving just right; not too fast to bring back inflation, and not too slow to bring on a recession. In addition, American business is the most productive in the world. It's a perfect recipe for continued success in the markets.

But just as the investment world was gloomy in 1994, let's not assume that 1995's performance is the norm either. Stocks and bonds can be volatile. That's particularly important to remember when prices are high. One of the most important investment principles is diversification--not putting all your eggs in one basket.

By investing in mutual funds, you have already taken a step toward diversification. A typical mutual fund invests in dozens of securities, a much more diversified portfolio than you can generally achieve on your own. But another way to diversify is to broaden your investment horizon into areas that haven't done quite as well. One example: international funds.

Developed and developing markets throughout the world have not matched the U.S. economy during the past year. As a result, their securities markets have lagged the United States. Since international markets largely move independently of the United States, an investment overseas is considered an excellent way to diversify a portfolio. This is particularly true when our markets are nearing or achieving all-time highs.

If investing internationally is not for you, then there are other ways to diversify your portfolio. If you've got mutual funds that invest in just one type of investment objective, then you might want to consider broadening your investment horizon. Of course, whether you focus on growth, income or a blend of the two depends on your time horizon. If you're investing for a retirement that's 30 years down the road, then you can afford to take more risk than if you need the income from those investments right away.

Regardless of the time frame, the U.S. markets will continue to be impacted by the performance of the economy, the outlook for inflation, and the level of interest rates. Over the next six months, the presidential primary season will also play a role. All of these events are truly unpredictable and uncontrollable by the average investor. That makes investing a continuing challenge, and another reason to stay diversified.

                               Chairman's Letter
                               -----------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

Economic Outlook

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Economic growth will be sluggish early in the year but a recession is unlikely. Inflation will not be a threat in the first half. Federal Reserve policy is reactive and will likely remain on its gradual, go-slow path. However, the Fed has ample room to aggressively lower short-term rates if the economy deteriorates rapidly. Politics and the President will play a role this year. The inability to reach a budget agreement in Washington is a risk to the market. However, economic fundamentals should remain favorable for the markets.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                             Fund Manager's Review
                             ---------------------
                                 IAI Bond Fund

IAI Bond Fund

                                    [PHOTO]

                               Larry R. Hill, CFA
                             IAI Bond Fund Manager

                                 "This was the
                                best bond market
                                 in ten years."


Fund Objective

The IAI Bond Fund's objective is to provide a high level of current income consistent with capital preservation. This objective is pursued by investing in a diversified portfolio of high quality bonds. The Fund invests primarily in investment-grade bonds and other debt securities of similar high quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

The Bond Market--the Best Since 1985

In 1995, intermediate and long-term interest rates fell sharply. As a result, bond prices--which move inversely to interest rates--rose substantially. For the year ended November 30, 1995, The Lehman Aggregate Bond Index was up 17.64%. There were only two years in the past twenty when bonds did better. In 1982, the market was up 32.6%. In 1985, it was up 22.1%. 1995 was the best bond market for the past ten years.

For the year ended November 30, 1995, the IAI Bond Fund posted a total return of 15.46%. Although this return is quite strong, the Fund underperformed its benchmark for one reason: the portfolio's effective duration was shorter than the benchmark in the first half of the year. In a falling interest rate environment, portfolios with a shorter duration do not appreciate as rapidly. IAI's sector and issue strategies added value during the year, particularly our corporate bond strategy where we emphasized lesser quality investment grade issues. However, these strategies were not strong enough to offset the shorter duration. Although a shorter duration portfolio is a more conservative strategy, the Fund did not fully participate in the early phase of last year's rally.

Currently, the Fund is well diversified with about a quarter of the portfolio invested in U.S. Treasuries. Another 23% of the portfolio is invested in mortgage pass-through securities, 21% in investment-grade corporates, 9% in Triple A-rated asset-backed securities, 8% in international bonds and 5% in domestic high-yield bonds.

Since September 1995, we have maintained our mortgage-backed securities allocation in a range between 24% and 35% of the portfolio. In addition, we have reduced our holdings of current coupon mortgage-backed securities, which are most likely to be refinanced as interest rates fall.

At the same time, we added more corporate bonds, particularly those with call protection against falling interest rates. Since the economy continues to do well, and corporations in general continue to improve their cash flow and financial condition, we believe that corporate bonds throughout the credit quality spectrum are

                             Fund Manager's Review
                             ---------------------
                                 IAI Bond Fund



good investments. Indeed, bonds at the lower end of the quality spectrum offer substantial yield advantage as well as the possibility of credit upgrading. Of course, corporate bonds involve "event" risk, so care must be taken in their selection.

Outlook

We believe that the bond market faces much uncertainty over the next several months. Economic growth will be sluggish, but we don't expect the economy to go into a recession. Indeed, the five year expansion could easily extend itself through 1996, a presidential election year. However, investor sentiment is far too optimistic, particularly over a budget accord in Washington and further rate cuts by the Federal Reserve. Lack of progress on either front will disappoint the market. Strategy in the portfolio continues to lean toward corporates with an emphasis on single A, BAA and the better quality non-investment grade issues. Such current holdings include Triton Energy, Gulf Canada Resources, and Columbia HCA/Healthcare. Assuming that interest rates stay within a narrow trading range, the bulk of the Fund's return should come from the extra yield offered by corporate bonds, asset-backed bonds and mortgage-backed securities and from our ability to take advantage of price opportunities in these sectors.

Because of the economy's potential strength, we remain neutrally positioned with the duration of the Fund--keeping it in a range between 4-1/2 and 5-1/4 years. With the 30-year U.S. Treasury bond yielding about 6%, we believe that it would be a mistake to lock in such a low rate, when in our view, the potential clearly exists for rates to go higher in the months ahead.


/s/ Larry R. Hill

Larry R. Hill, CFA
Fund Manager

                             Fund Manager's Review
                             ---------------------
                                 IAI Bond Fund

Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Bond Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indexes cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Credit Rating
% of Portfolio as of 11/30/95

U.S.
Government.......53%
AAA..............18%
AA................3%
A................13%
BBB...............8%
Non-Investment
Grade.............5%


Value of $10,000 Investment

[GRAPH APPEARS HERE]


                      BOND          IAI BOND          Lehman Aggregate
                      FUND            FUND               Bond Index
                    --------     ------------     ----------------------
                                  $10,000.00                   $10,000.00
Dec-85                2.5717      $10,257.17         3.057     $10,305.70
Nov-86                 0.878      $11,451.61         1.399     $11,834.43
Nov-87                0.8351      $11,649.96         0.801     $12,042.50
Nov-88               -1.0341      $12,490.61        -1.215     $13,154.44
Nov-89                0.8806      $14,489.66         0.953     $15,043.08
Nov-90                3.5197      $15,204.81         2.153     $16,182.68
Nov-91                0.9533      $17,378.60        0.9169     $18,514.99
Nov-92               -0.0967      $19,009.13        0.0226     $20,155.44
Nov-93               -1.9427      $21,674.03       -0.8507     $22,351.08
Nov-94                 -0.57      $20,603.44       -0.2221     $21,667.20
Nov-95                  1.43      $23,784.65        1.4985     $25,489.68




Average Annual Returns+
Through 11/30/95

                                  1 Year   5 Years   10 Years
=============================================================
 IAI Bond Fund                    15.46%    9.36%      9.05%
 .............................................................
 Lehman Aggregate Bond Index      17.64%    9.51%      9.81%

+ Past performance is not predictive of future performance


Sectors
% of Portfolio as of 11/30/95

[GRAPH APPEARS HERE]

Asset-Backed......................9%
Corporate........................26%
Preference Stock..................4%
Short-Term........................5%
U.S. Government
Agency Mortgage Backed...........23%
Foreign Denominated...............8%
U.S. Government..................25%

Effective Maturity
% of Portfolio as of 11/30/95

[GRAPH APPEARS HERE]

Years
-----
0-3..............19%
3-5...............9%
5-10.............46%
10-20.............4%
20+..............22%

                             Fund Manager's Review
                             ---------------------
                              IAI Government Fund

IAI Government Fund

Fund Objective

The Fund seeks to provide shareholders with a high level of current income with preservation of capital. The Fund invests primarily in U.S. Government securities with a dollar-weighted average maturity of five years or less.

Bond Market has a Good Year

During the past year, intermediate and long-term interest rates fell sharply, boosting bond prices. As a result, U.S. Treasury securities appreciated, particularly those with longer maturities. Mortgage-backed securities also appreciated, although not as much, because homeowners tend to refinance their mortgages when interest rates fall.

The performance of a portfolio such as the IAI Government Fund will depend on one primary factor: its average maturity. For the year ended November 30, 1995, the IAI Government Fund produced a total return of 10.99%. In comparison, the Salomon Brothers Intermediate Treasury/Agency/Mortgage-Backed Index was up 14.79%. The IAI Government Fund's underperformance was a result of its relatively shorter effective maturity.

Federal Reserve Board Achieves Soft Landing

During 1995, economic growth slowed down considerably compared to the prior year. The Federal Reserve Board engineered an economic growth rate that was not too fast to rekindle inflation, yet not too slow to bring on a recession. It accomplished this through a series of interest rate increases in 1994. The last rate increase was in February 1995. Soon afterward, investors began to anticipate that the Fed would lower short-term interest rates, which it did in July 1995. Much of the demand for U.S. Government securities came as foreign central banks attempted to prop up the U.S. dollar; this led to a powerful bond market rally.

Although we expect the news on inflation to continue to be good, we don't believe that inflation will drop below the current 2-3% rate. The Consumer Price Index is an average of many different consumer items. For the average to go to 1%, there would have to be areas in the economy experiencing price declines. For example, in 1990, savings & loans were liquidating their real estate portfolios, creating a deflationary component in the economy. No deflationary activity of similar magnitude exists today.


                                    [PHOTO]
                              Scott A. Bettin, CFA
                          IAI Government Fund Manager


                    "During the past year, intermediate and
         long-term interest rates fell sharply, boosting bond prices."

                             Fund Manager's Review
                             ---------------------
                              IAI Government Fund



Currently, the IAI Government Fund is very close to the benchmark with respect to maturity and the proportion of mortgage-backed securities. If interest rates were to drift higher, then mortgage-backed securities--which offer substantially higher yields than U.S. Treasuries--would outperform their Treasury counterparts. We are also focusing on mortgage-backed securities trading at a discount. The reason: when homeowners refinance, these bonds are called at "par," or 100 cents on the dollar. As a result, we are able to generate a profit when the bonds are called.

Outlook

The bond market's fortunes in 1996 could depend in large measure on politics. In a presidential election year, there will be some pressure to keep the economy strong, which could put upward pressure on interest rates. In addition, there is no way to know how investors will react if the President and Congress cannot agree on a balanced budget in seven years. We will be watching the political developments very closely in the year ahead.


/s/ Scott A. Bettin

Scott A. Bettin, CFA
Fund Manager

                             Fund Manager's Review
                             ---------------------
                              IAI Government Fund


Value of $10,000 Investment+


[GRAPH APPEARS HERE]

                                                     SALOMON             SALOMON
                                                    BROTHERS            BROTHERS
                                                  INTERMEDIATE        INTERMEDIATE
                                                    TREASURY/           TREASURY/
                                                     AGENCY/             AGENCY/
           IAI GOVERNMENT     IAI GOVERNMENT     MORTGAGE-BACKED     MORTGAGE-BACKED
                FUND               FUND               INDEX               INDEX
           --------------     --------------     ---------------     ---------------
                                $10,000.00
Aug-91          0.4             $10,040.00                             $10,000.00
Nov-92         -0.38            $11,246.97           -0.27             $11,182.31
Nov-93         -0.47            $12,291.97           -0.35             $12,068.43
Nov-94         -0.31            $12,010.18           -0.41             $11,883.83
Nov-95          1.18            $13,330.53            1.18             $13,683.52



Average Annual Returns+
Through 11/30/95
                                                                Since Inception
                                                    1 Year          8/08/91
===============================================================================
IAI Government Fund                                 10.99%           6.89%
 ...............................................................................
Salomon Brothers Intermediate Treasury/Agency/
  Mortgage-Backed Index                             14.79%           7.66%*

+ Past performance is not predictive of future performance
* Since 9/01/91


Sectors
% of Portfolio as of 11/30/95

               U.S. Government Agency Mortgage-Backed      35%
               U.S. Government                             64%
               Short-Term                                   1%


[GRAPH APPEARS HERE]


Effective Maturity
% of Portfolio as of 11/30/95

[GRAPH APPEARS HERE]

               Years
               -----
               0-1              3%
               1-3             33%
               3-5             32%
               5-10            32%


Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Government Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indexes cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

                             Fund Manager's Review
                             ---------------------
                          IAI Minnesota Tax Free Fund

IAI Minnesota Tax Free Fund

                                    [PHOTO]
                            Stephen C. Coleman, CFA
                             IAI Minnesota Tax Free
                                  Fund Manager

    "Like most fixed income investments, the IAI Minnesota Tax Free Fund was favorably impacted by falling interest rates."


Fund Objective

The objective of the IAI Minnesota Tax Free Fund is to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Fund will seek to achieve this goal by investing primarily in high quality investment grade municipal bonds from Minnesota issuers--bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's.

A Sharp Drop in Interest Rates Boosts Municipal Bonds

Like most fixed income investments, the IAI Minnesota Tax Free Fund was favorably impacted by falling interest rates. During the fiscal year ended November 30, 1995, the Federal Reserve Board shifted its actions from one of restricting the money supply to a posture of easing. In February 1995, the Fed raised short-term interest rates for the seventh and last time in a twelve month period. As the economy slowed in the spring of 1995, investors began to anticipate that the Fed would cut short-term rates. As a result, intermediate and long-term interest rates fell sharply. In July 1995, the Fed did in fact reduce short-term rates, but only by 0.25%.

For the year ended November 30, 1995, the IAI Minnesota Tax Free Fund generated a total return of 13.17%. In comparison, the Lehman Brothers Municipal Bond/Long Bond Index returned 25.69%. The IAI Minnesota Tax Free Fund's average duration and maturity was shorter than its benchmark, which means that when interest rates fell, the Fund's securities didn't appreciate as rapidly. We believe that our strategy of keeping the portfolio shorter than average is prudent, given the current level of interest rates and the possibility of tax legislation that could impact the municipal bond industry.

Investors anticipate Tax Reform

The IAI Minnesota Tax Free Fund's current yield is 5.25%, about 90% of the yield offered by a comparable U.S. Treasury security. Typically, this yield relationship is closer to 80%. The primary reason that tax free bonds are offering such compelling yields is the concern in the marketplace over tax legislation that would minimize or remove the tax advantage of municipal bonds. For example, a "flat" tax would reduce or possibly even eliminate the tax paid on competing investments such as interest on Treasury bonds.

Meanwhile, until such tax legislation becomes a reality--and that is far from certain--municipal bond yields are attractive, especially for investors in high tax bracket. A Minnesota resident in the top federal and state income tax brackets would have to earn the equivalent of roughly 10% on a comparable taxable investment. Such a high return would be extremely

                             Fund Manager's Review
                             ---------------------
                          IAI Minnesota Tax Free Fund



rare in today's interest rate environment--especially considering the credit quality offered by municipal bonds.

Currently, the IAI Minnesota Tax Free Fund's average credit quality is AAA. About 27% of the portfolio is invested in "pre-refunded" issues, in which the issuer has already set aside funds to service the debt. Other bonds include general obligations of the state of Minnesota, hospital revenue bonds as well as electric utilities. About 40% of the bonds in the portfolio are insured.

Outlook

Intermediate and long-term interest rates have fallen substantially in the past year. Currently, the ten-year U.S. Treasury bond is yielding about 5.70% while the 30-year U.S. Treasury is yielding roughly 6.00%. Inflation is subdued and the economy continues to grow slowly. But it doesn't appear to us that interest rates are likely to fall much further. As a result, we believe that a shorter duration is a prudent strategy in the event that interest rates rise. In addition, we believe that this is a good way to position the portfolio in the event of tax legislation impacting the municipal bond industry.


/s/ Stephen C. Coleman

Stephen C. Coleman, CFA
Fund Manager

                             Fund Manager's Review
                             ---------------------
                          IAI Minnesota Tax Free Fund

Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Minnesota Tax Free Fund includes changes in share price and reinvestment of dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indexes cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Credit Rating
% of Portfolio as of 11/30/95

AAA........... 79%
AA............ 21%
A.............   -


Value of $10,000 Investment+

[GRAPH APPEARS HERE]



                  IAI MINNESOTA  IAI MINNESOTA  LEHMAN BROTHERS
                     TAX-FREE       TAX FREE    MUNICIPAL BOND--
                       FUND           FUND      LONG BOND INDEX
                  -------------  -------------  ----------------
                                    $10,000
Apr-92                -0.2          $ 9,980     $ 0.95   $10,095
Nov-92                2.58          $10,555     $ 2.81   $10,842
Nov-93               -1.33          $11,912     $(1.21)  $12,287
Nov-94               -2.19          $10,961     $(2.64)  $11,065
Nov-95                1.15          $12,405     $ 2.58   $13,908



Average Annual Returns+
Through 11/30/95
                                                             Since Inception
                                                    1 Year       4/06/92
============================================================================
 IAI Minnesota Tax Free Fund                        13.17%        6.07%
 ............................................................................
 Lehman Brothers Municipal Bond--Long Bond Index    25.69%        9.41%*

+ Past performance is not predictive of future performance
* Since 4/01/92

Sectors
% of Portfolio as of 11/30/95

[GRAPH APPEARS HERE]

General Obligation Bonds.........30%
Revenue Bonds....................66%
Short-Term........................4%

Effective Maturity
% of Portfolio as of 11/30/95

[GRAPH APPEARS HERE]

Years
-----
0-3..............31%
3-5..............10%
5-10.............48%
10-20.............6%
20+...............5%

                                 Fund Portfolio
                                 --------------
                                 IAI Bond Fund

                               November 30, 1995
          (percentage figures indicate percentage of total net assets)

Non-convertible Preferred Stock - 3.7%

                                                                                             Market
                                                                      Rate      Quantity    Value (a)
-------------------------------------------------------------------------------------------------------
Finance -- 3.7%
Grand Metro Delaware Series A                                         9.42%      102,180   $ 2,873,812
=======================================================================================================
Total Investments in Non-convertible Preferred Stock
(Cost: $2,755,795).........................................................................$ 2,873,812
=======================================================================================================


Corporate Bonds - 26.1%

                                                                              Principal      Market
                                                         Rate     Maturity      Amount      Value (a)
-------------------------------------------------------------------------------------------------------
Finance -- 7.3%
ABN-AMRO Bank                                           7.13%     10/15/93   $ 2,600,000   $ 2,523,222
Prudential Insurance (f)                                8.30      07/01/25     3,000,000     3,142,620
                                                                                           ------------
                                                                                             5,665,842
-------------------------------------------------------------------------------------------------------
Industrial -- 13.4%
Century Communications                                  9.75      02/15/02     1,000,000     1,035,000
Coca Cola Enterprises (zero-coupon bond)                7.88 (c)  06/20/20    15,200,000     2,911,864
Columbia HCA/Healthcare (medium-term note)              6.63      07/15/45     1,500,000     1,592,580
Flagstar                                               10.75      09/15/01       500,000       461,250
Gulf Canada Resources (yankee)                          9.63      07/01/05     1,000,000     1,030,000
RJR Nabisco                                             7.63      09/15/03     2,000,000     1,938,900
Triton Energy (step bond)                               9.94 (c)  12/15/00     1,500,000     1,391,250
                                                                                           ------------
                                                                                            10,360,844
-------------------------------------------------------------------------------------------------------
Utilities -- 5.4%
Commonwealth Edison                                     8.38      10/15/06     2,500,000     2,816,325
Long Island Lighting                                    7.85      05/15/99     1,350,000     1,383,925
                                                                                           ------------
                                                                                             4,200,250
=======================================================================================================
Total Investments in Corporate Bonds
(Cost: $18,962,483)........................................................................$20,226,936
=======================================================================================================

              See accompanying Notes to Fund Portfolios on page 22

                                 Fund Portfolio
                                 --------------
                                 IAI Bond Fund

                               November 30, 1995

U.S. Government Obligations - 26.1%

                                                                                            Principal        Market
                                                                   Rate     Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes -- 13.1%
                                                                   6.00%     11/30/97       $1,600,000    $ 1,618,752
                                                                   4.75      09/30/98        1,100,000      1,080,750
                                                                   7.88      08/15/01        3,200,000      3,549,984
                                                                   6.25      02/15/03        3,790,000      3,914,956
                                                                                                          -----------
                                                                                                           10,164,442
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds -- 13.0%
                                                                  10.75      05/15/03        1,590,000      2,068,987
                                                                   9.25      02/15/16        3,620,000      4,873,425
                                                                   7.50      11/15/24        2,700,000      3,156,894
                                                                                                          -----------
                                                                                                           10,099,306
=====================================================================================================================
Total Investments in U.S. Government Obligations
(Cost: $19,450,035).......................................................................................$20,263,748
=====================================================================================================================


U.S. Government Agency Mortgage-Backed Securities - 24.2%

                                                                                            Principal        Market
                                                                   Rate      Maturity         Amount        Value (a)
---------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation Gold -- 4.1%
                                                                   7.00%     12/01/09 (b)   $3,150,000    $ 3,188,367
---------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association -- 20.1%
                                                                   9.00      12/15/17        5,810,293      6,188,373
                                                                  10.00      12/15/20          918,087      1,004,442
                                                                   6.50      10/15/23          968,601        951,041
                                                                   6.50      12/15/23          762,974        749,143
                                                                   7.00      01/15/24        6,408,820      6,422,792
                                                                   6.50      05/15/24          257,741        253,069
                                                                                                          -----------
                                                                                                           15,568,860
=====================================================================================================================
Total Investments in U.S. Government Agency Mortgage-Backed Securities
(Cost: $18,387,017).......................................................................................$18,757,227
=====================================================================================================================

              See accompanying Notes to Fund Portfolios on page 22

                                 Fund Portfolio
                                 --------------
                                 IAI Bond Fund

                               November 30, 1995


Asset-Backed Securities - 9.6%

                                                                          Principal        Market
                                                    Rate      Maturity      Amount        Value (a)
----------------------------------------------------------------------------------------------------
Auto Related - 4.7%
Chase Manhattan Grantor Trust 95-A A                  6.00%   09/17/01   $    930,003    $   933,436
Chase Manhattan Grantor Trust 95-B A                  5.90    11/15/01      1,000,000      1,002,430
Ford Credit Grantor Trust 95-B A                      5.90    10/15/00      1,720,000      1,724,386
                                                                                         -----------
                                                                                           3,660,252
----------------------------------------------------------------------------------------------------
Credit Card Related -- 4.9%
Chemical Master Credit Card Trust I 95-2 A            6.23    06/15/03      1,310,000      1,331,710
Dayton Hudson Credit Card Master Trust 95-1 A         6.10    02/25/02      1,000,000      1,010,850
NationsBank Credit Card Master Trust 95-1 A           6.45    04/15/03      1,400,000      1,431,052
                                                                                         -----------
                                                                                           3,773,612
====================================================================================================
Total Investments in Asset-Backed Securities
(Cost: $7,351,486).......................................................................$ 7,433,864
====================================================================================================


Foreign Denominated Bonds - 8.1%

                                                                            Principal      Market
                                                      Rate    Maturity      Amount (e)    Value (a)
----------------------------------------------------------------------------------------------------
Foreign Government Bonds -- 4.9%
German Government (German mark)                       6.50%   07/15/03      3,300,000    $ 2,349,934
                                                      7.50    11/11/04      1,950,000      1,465,636
                                                                                         -----------
                                                                                           3,815,570
----------------------------------------------------------------------------------------------------
Supra-National Bonds -- 3.2%
International Bank for Reconstruction
  & Development (Japanese yen)                        4.75    12/20/04    215,000,000      2,450,487
=====================================================================================================
Total Investments in Foreign Denominated Bonds
(Cost: $6,338,016).......................................................................$ 6,266,057
=====================================================================================================
Total Investments in Long-Term Securities
(Cost: $73,244,832)......................................................................$75,821,644
=====================================================================================================

              See accompanying Notes to Fund Portfolios on page 22

                                 Fund Portfolio
                                 --------------
                                 IAI Bond Fund

                               November 30, 1995

Short-Term Securities - 5.4%
                                                                                Principal           Market
                                                           Rate     Maturity      Amount           Value (a)
-------------------------------------------------------------------------------------------------------------
U.S. Government & Government Agency Obligations -- 5.4%
U.S. Treasury Bill                                         5.62%    01/11/96    $  700,000 (d)    $   695,782
Federal Home Loan Bank (discount note)                     5.80     12/01/95     3,500,000          3,500,000
                                                                                                  -----------
                                                                                                    4,195,782
=============================================================================================================
Total Investments in Short-term Securities
(Cost: $4,195,695)................................................................................$ 4,195,782
=============================================================================================================
Total Investments in Securities
(Cost: $77,440,527) (j)...........................................................................$80,017,426
=============================================================================================================
Other Assets & Liabilities (Net) -- (3.2)%
 .................................................................................................$(2,491,760)
=============================================================================================================
Total Net Assets
 .................................................................................................$77,525,666
=============================================================================================================



              See accompanying Notes to Fund Portfolios on page 22

                                 Fund Portfolio
                                 --------------
                              IAI Government Fund

                               November 30, 1995
          (percentage figures indicate percentage of total net assets)


U.S. Government Obligations - 62.6%

                                                                               Principal       Market
                                                          Rate    Maturity       Amount       Value (a)
-------------------------------------------------------------------------------------------------------
U.S. Treasury Notes -- 41.6%
                                                          5.88%   07/31/97     $6,500,000   $ 6,548,750
                                                          6.13    05/15/98      1,000,000     1,016,560
                                                          5.88    08/15/98      3,000,000     3,034,230
                                                          6.75    05/31/99      1,000,000     1,039,220
                                                          6.25    05/31/00      6,000,000     6,167,820
                                                          7.50    05/15/02      2,000,000     2,198,740
                                                                                            -----------
                                                                                             20,005,320
-------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds -- 21.0%
                                                         10.75    05/15/03      3,750,000     4,879,687
                                                         11.63    11/15/04      1,000,000     1,402,340
                                                         10.75    08/15/05      2,800,000     3,807,552
                                                                                            -----------
                                                                                             10,089,579
=======================================================================================================
Total Investments in U.S. Government Obligations
(Cost: $29,483,846).........................................................................$30,094,899
=======================================================================================================

U.S. Government Agency Mortgage-Backed Securities - 33.5%

                                                                                Principal      Market
                                                          Rate    Maturity       Amount       Value (a)
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation -- 2.5%
                                                          5.50%   07/01/98     $   26,970    $   26,619
                                                          7.00    01/01/99         36,046        36,587
                                                         10.50    11/01/00        800,745       838,781
                                                         10.50    02/01/04        221,327       240,003
                                                          6.00    07/01/09         66,809        64,830
                                                                                             ----------
                                                                                              1,206,820
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation Gold -- 6.6%
                                                          5.00    03/01/01        888,265       844,679
                                                          5.00    10/01/01         37,419        36,970
                                                          6.00    08/01/02        977,821       972,013
                                                          7.00    12/01/09 (b)  1,300,000     1,315,834
                                                                                             ----------
                                                                                              3,169,496
-------------------------------------------------------------------------------------------------------

              See accompanying Notes to Fund Portfolios on page 22

                                 Fund Portfolio
                                 --------------
                              IAI Government Fund

                               November 30, 1995

U.S. Government Agency Mortgage-Backed Securities (Cont.)

                                                               Principal       Market
                                    Rate        Maturity        Amount        Value (a)
-------------------------------------------------------------------------------------------
Federal National Mortgage Association -- 7.1%
                                   11.50%       01/01/01      $   23,852     $   25,328
                                    6.00        11/01/02       3,200,000      3,177,984
                                   11.50        01/01/13          14,370         16,237
                                   11.50        11/01/15          83,026         94,158
                                   11.50        12/01/15          46,057         51,916
                                   11.50        01/01/16          41,706         45,192
                                                                             ----------
                                                                              3,410,815
-------------------------------------------------------------------------------------------
Federal National Mortgage Association Dwarfs -- 1.0%
                                   10.00        02/01/01          24,155         25,386
                                   10.00        01/01/03         438,853        461,204
                                                                             ----------
                                                                                486,590
-------------------------------------------------------------------------------------------
Government National Mortgage Association -- 16.0%
                                    6.50        07/15/08         191,045        191,285
                                    6.50        08/15/08         698,383        699,257
                                    6.50        10/15/08         317,836        318,234
                                    6.50        11/15/08         387,129        387,613
                                    6.50        03/15/09         219,130        219,405
                                   11.00        06/15/13          22,413         25,212
                                    9.00        06/15/17       2,045,581      2,173,103
                                    8.50        08/15/17         952,858      1,008,753
                                   10.00        12/15/20         262,311        286,984
                                    9.00        06/15/21       1,351,116      1,442,722
                                    6.50        11/15/23         978,851        961,105
                                                                             ----------
                                                                              7,713,673
-------------------------------------------------------------------------------------------



              See accompanying Notes to Fund Portfolios on page 22

                                Fund Portfolio
                                --------------
                              IAI Government Fund

                               November 30, 1995

                                                                                        Principal         Market
                                                               Rate        Maturity      Amount          Value (a)
---------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Midgets -- 0.3%
                                                               10.50%      03/15/01     $    78,016     $    82,234
                                                                9.00       11/15/01           5,642           5,956
                                                                9.00       08/15/02          38,372          40,507
                                                                9.00       01/15/04          12,169          12,847
                                                                                                      ---------------
                                                                                                            141,544
=====================================================================================================================
Total Investments in U.S. Government Agency
  Mortgage-Backed Securities
(Cost: $15,861,056)...................................................................................  $16,128,938
=====================================================================================================================
Total Investments in Long-Term Securities
(Cost: $45,344,902)...................................................................................  $46,223,837
=====================================================================================================================


Short-Term Securities - 1.0%

                                                                                        Principal         Market
                                                               Rate        Maturity      Amount          Value (a)
---------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 1.0%
U.S. Treasury Bill                                              5.64%      01/11/96     $   500,000     $   496,988
=====================================================================================================================
Total Investments in Short-Term Securities
(Cost: $496,931)......................................................................................  $   496,988
=====================================================================================================================
Total Investments in Securities
(Cost: $45,841,833) (j)...............................................................................  $46,720,825
=====================================================================================================================
Other Assets and Liabilities (Net) - 2.9%
  ....................................................................................................  $ 1,400,647
=====================================================================================================================
Total Net Assets
  ....................................................................................................  $48,121,472
=====================================================================================================================

              See accompanying Notes to Fund Portfolios on page 22

                                Fund Portfolio
                                --------------
                          IAI Minnesota Tax Free Fund

                               November 30, 1995
         (percentage figures indicate percentage of total net assets)

Municipal Bonds - 93.6%

                                                                                        Principal         Market
                                                               Rate        Maturity      Amount          Value (a)
---------------------------------------------------------------------------------------------------------------------
General Obligation Bonds -- 28.8%
Anoka-Hennepin Minnesota Independent School
  District Number 11 Series B (MBIA insured)                   5.90%       02/01/08     $  300,000       $  319,767
Chaska Minnesota Independent School District
  Number 112 Series B (FGIC insured)                           5.38        02/01/14        250,000          251,383
Fairbault Minnesota Independent School District
  Number 656                                                   6.10        06/01/09        350,000          372,911
Minneapolis Minnesota (g)                                      6.75        12/01/99        325,000          335,150
Minnesota State Duluth Airport Refunding Series 95B (h)        6.25        08/01/14        300,000          316,443
St. Paul Minnesota Urban Renewal Series A                      5.75        03/01/02        300,000          314,937
                                                                                                        -------------
                                                                                                          1,910,591
---------------------------------------------------------------------------------------------------------------------
Revenue Bonds -- 64.8%
Dakota County Minnesota Housing &
  Redevelopment Authority Multifamily                          3.85 (i)    12/01/16        300,000          300,000
Duluth Minnesota Economic Development Authority
  Healthcare Facility (AMBAC insured)                          6.20        11/01/12        350,000          370,356
Minneapolis & St. Paul Minnesota Housing &
  Redevelopment Authority Healthcare System
  Series A (MBIA insured)                                      7.40        08/15/11        300,000          336,615
Minneapolis Minnesota Hospital Series A (MBIA insured)         6.50        01/01/11        350,000          378,963
Minnesota State Housing Finance Agency Series L (h)            6.70        07/01/20        350,000          362,421
St. Cloud Minnesota Hospital Facility
  Series C (AMBAC insured)                                     6.75        07/01/15        350,000          384,104
St. Paul Minnesota Sewer Refunding (AMBAC insured)             5.60        12/01/08        350,000          362,561
Southern Minnesota Municipal Power Agency Power
  Supply System (g)                                            9.50        01/01/17        400,000          409,976
Southern Minnesota Municipal Power Agency Power
  Supply System Series A (g)                                   5.75        01/01/18        350,000          367,997
Southern Minnesota Municipal Power Agency Power
  Supply System Series C (g)                                   7.13        01/01/15      1,000,000        1,022,960
                                                                                                        -------------
                                                                                                          4,295,953
=====================================================================================================================
Total Investments in Municipal Bonds
(Cost: $5,778,031).......................................................................................$6,206,544
=====================================================================================================================

             See accompanying Notes to Fund Portfolios on page 22

                                Fund Portfolio
                                --------------
                          IAI Minnesota Tax Free Fund

                               November 30, 1995

Short-Term Securities - 4.1%

                                                               Principal            Market
                                                                Amount             Value (a)
-----------------------------------------------------------------------------------------------
Money Market Fund -- 4.1%
Federated Minnesota Tax Exempt Cash Fund                       $269,234           $  269,234
===============================================================================================
Total Investments in Short-Term Securities
(Cost: $269,234)................................................................. $  269,234
===============================================================================================
Total Investments in Securities
(Cost: $6,047,265) (j)........................................................... $6,475,778
===============================================================================================
Other Assets and Liabilities (net) - 2.3%
  ............................................................................... $  153,898
===============================================================================================
Total Net Assets
  ............................................................................... $6,629,676
===============================================================================================

              See accompanying Notes to Fund Portfolios on page 22

                           Notes to Fund Portfolios
                           ------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995


                                      (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)
Purchased on a when-issued basis. At November 30, 1995 the total cost of securities purchased on a when-issued basis in the IAI Bond Fund and the IAI Government Fund was $3,178,547 and $1,311,406, respectively.

                                      (c)
Interest rate shown represents yield-to-maturity at date of purchase.

                                      (d)
Security is partially pledged to cover initial margin on open futures contracts (see Note 7 to the financial statements).

                                      (e)
Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                      (f)
Represents security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933. This issue may only be sold to other qualified institutional buyers, and is considered liquid under guidelines established by the Board of Directors.

                                      (g)
Prerefunded to a date prior to its final maturity.

                                      (h)
Security from which the income is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At November 30, 1995, approximately 10.5% of the IAI Minnesota Tax-Free Fund portfolio was invested in such securities.

                                      (i)
Interest rate varies to reflect current market conditions; rate shown is the effective rate on November 30, 1995.

                           Notes to Fund Portfolios
                           ------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995



                                      (j)
At November 30, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

-----------------------------------------------------------------------------------------------
                                         IAI Bond Fund   IAI Government Fund   IAI Minnesota
                                                                               Tax Free Fund
-----------------------------------------------------------------------------------------------

Cost for federal income tax purposes      $77,440,527        $45,841,833        $6,047,265
                                    ===========================================================
Gross unrealized appreciation             $ 2,667,296        $   900,233        $  428,513
Gross unrealized depreciation                 (90,397)           (21,241)              ---
                                    -----------------------------------------------------------
Net unrealized appreciation               $ 2,576,899        $   878,992        $  428,513
                                    ===========================================================

                     Statements of Assets and Liabilities
                     ------------------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

                                                                                                         IAI Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at market
  (Cost: $77,440,527; $45,841,833; and $6,047,265, respectively) (see Fund Portfolios)                    $80,017,426
Cash in bank on demand deposit                                                                                    ---
Accrued interest receivable                                                                                   845,602
Receivable for investment securities sold                                                                         ---
Receivable for foreign currency contracts held, at value (Note 6)                                           1,500,000
Organization costs                                                                                                ---
Other                                                                                                          25,208
                                                                                                      -----------------------------
  Total assets                                                                                              82,388,236
                                                                                                      -----------------------------
Liabilities
Disbursements in excess of cash on demand deposit                                                               6,927
Variation margin payable                                                                                       80,125
Payable for investment securities purchased                                                                 3,178,547
Payable for foreign currency contracts held, at value (Note 6)                                              1,528,195
Accrued investment advisory fees                                                                               34,908
Accrued distribution fees                                                                                      15,867
Accrued dividend-disbursing, administrative, and accounting fees                                               12,693
Other accrued expenses                                                                                          5,308
                                                                                                      -----------------------------
  Total liabilities                                                                                         4,862,570
                                                                                                      -----------------------------
    Net assets applicable to outstanding capital stock                                                    $77,525,666
                                                                                                      =============================
Represented by:
Capital stock                                                                                             $    83,025
Additional paid-in capital                                                                                 79,527,315
Undistributed net investment income                                                                         1,116,490
Accumulated net realized losses on investments                                                             (5,295,881)
Unrealized appreciation (depreciation) on:
  Investment securities                                                          $ 2,125,304
  Other assets and liabilities denominated in foreign currency                       (30,587)
                                                                               ----------------
                                                                                                            2,094,717
                                                                                                      -----------------------------
    Total -- representing net assets applicable to outstanding capital stock                              $77,525,666
                                                                                                      =============================
    Shares of capital stock outstanding; authorized 10 billion shares
      of $0.01 par value stock                                                                              8,302,499
                                                                                                      -----------------------------
    Net asset value per share of outstanding capital stock                                                $      9.34
                                                                                                      =============================

                         IAI Government Fund                                             IAI Minnesota Tax Free Fund
-----------------------------------------------------------------------------------------------------------------------------------


                             $46,720,825                                                         $6,475,778
                                 364,773                                                                ---
                                 540,436                                                            144,375
                               1,869,631                                                                ---
                                     ---                                                                ---
                                   4,737                                                              4,858
                                   1,774                                                              5,764
-----------------------------------------------------------------------------------------------------------------------------------
                              49,502,176                                                          6,630,775
-----------------------------------------------------------------------------------------------------------------------------------

                                     ---                                                                ---
                                     ---                                                                ---
                               1,311,406                                                                ---
                                     ---                                                                ---
                                  21,137                                                                ---
                                  10,056                                                                ---
                                   7,900                                                                ---
                                  30,205                                                              1,099
-----------------------------------------------------------------------------------------------------------------------------------
                               1,380,704                                                              1,099
-----------------------------------------------------------------------------------------------------------------------------------
                             $48,121,472                                                         $6,629,676
===================================================================================================================================

                             $    47,834                                                         $    6,473
                              48,797,599                                                          6,886,570
                                 107,774                                                             11,211
                              (1,710,727)                                                          (703,091)

     $   878,992                                                      $  428,513
             ---                                                             ---
   ---------------                                                  --------------
                                 878,992                                                            428,513
-----------------------------------------------------------------------------------------------------------------------------------
                             $48,121,472                                                         $6,629,676
===================================================================================================================================

                               4,783,448                                                            647,266
-----------------------------------------------------------------------------------------------------------------------------------
                             $     10.06                                                         $    10.24
===================================================================================================================================

           See accompanying Notes to Financial Statements on page 33

                            Statements of Operations
                            ------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                          Year ended November 30, 1995

                                                                           IAI Bond Fund
-------------------------------------------------------------------------------------------------
Net Investment Income
 Income:
   Interest                                                                           $ 5,765,832
   Dividends                                                                              180,475
                                                                   ------------------------------
     Total income                                                                       5,946,307
                                                                   ------------------------------
 Expenses:
   Investment advisory fees                                                               441,516
   Distribution fees                                                                      200,689
   Dividend-disbursing, administrative, and accounting fees                               160,551
   Legal fees                                                                                 ---
   Custodian fees                                                                           7,740
   Amortization of organization costs                                                         ---
   Compensation of Directors                                                                3,650
   Audit fees                                                                              11,473
   Printing and shareholder reporting                                                      26,350
   Registration fees                                                                       15,590
   Other expenses                                                                           8,291
                                                                   ------------------------------
     Total expenses                                                                       875,850
     Less fees reimbursed or waived by Advisers or Distributor                                  -
                                                                   ------------------------------
     Net investment income                                                              5,070,457
                                                                   ------------------------------
Net Realized and Unrealized Gains (Losses)
   Net realized gains (losses) on:
     Investment securities                                         $ 4,068,757
     Foreign currency transactions                                     115,604
     Futures contracts                                              (2,303,408)
                                                                   -----------
                                                                                        1,880,953
   Net change in unrealized appreciation (depreciation) on:
     Investment securities                                         $ 5,105,628
     Other assets and liabilities denominated in foreign
      currency                                                          24,436
     Futures contracts                                                (436,394)
                                                                   -----------
                                                                                        4,693,670
                                                                   ------------------------------
      Net gain on investments and foreign currency                                      6,574,623
                                                                   ------------------------------
      Net increase in net assets resulting from operations                            $11,645,080
                                                                   ==============================

      IAI Government Fund       IAI Minnesota Tax Free Fund
------------------------------------------------------------
      [C]                        [C]
               $3,068,167                          $382,961
                      ---                               ---
------------------------------------------------------------
                3,068,167                           382,961
------------------------------------------------------------

                  238,633                            39,038
                  108,470                             7,098
                   86,776                            14,196
                      150                             8,189
                    9,169                             4,068
                    6,168                             3,391
                    3,650                            10,659
                   11,871                             6,023
                   10,310                             7,687
                    9,670                               ---
                    5,397                             2,938
------------------------------------------------------------
                  490,264                           103,287
                  (13,035)                          (85,542)
------------------------------------------------------------
                2,590,938                           365,216
------------------------------------------------------------


$  (46,859)                         $ (7,141)
   (42,792)                              ---
  (369,851)                              ---
----------                          --------
                 (459,502)                           (7,141)

$2,349,123                          $537,377

       ---                               ---
       ---                               ---
----------                          --------
                2,349,123                           537,377
------------------------------------------------------------
                1,889,621                           530,236
------------------------------------------------------------
               $4,480,559                          $895,452
============================================================

           See accompanying Notes to Financial Statements on page 33

                      Statements of Changes in Net Assets
                      -----------------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund


                                                                                        IAI Bond Fund

                                                                         Year ended            Period from April 1, 1994
                                                                      November 30, 1995          to November 30, 1994
------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                                   $  5,070,457                 $  3,589,656
 Net realized gains (losses)                                                1,880,953                   (6,088,410)
 Net change in unrealized appreciation (depreciation)                       4,693,670                      534,529
                                                                         -----------------------------------------------
  Net increase (decrease) in net assets resulting from operations          11,645,080                   (1,964,225)
                                                                         -----------------------------------------------

Distributions to Shareholders from:
 Net investment income                                                     (5,392,040)                  (3,424,716)
 Net realized gains                                                               ---                   (1,319,750)
                                                                         -----------------------------------------------
  Total distributions                                                      (5,392,040)                  (4,744,466)
                                                                         -----------------------------------------------

Capital Share Transactions (note 4)
 Net proceeds from sale of shares                                          30,801,916                   15,848,360
 Net asset value of shares issued to shareholders in
  reinvestment of distributions                                             5,159,258                    4,584,528
 Cost of shares redeemed                                                  (45,310,597)                 (30,240,799)
                                                                         -----------------------------------------------
  Increase (decrease) in net assets from capital share transactions        (9,349,423)                  (9,807,911)
                                                                         -----------------------------------------------
  Total increase (decrease) in net assets                                  (3,096,383)                 (16,516,602)
Net assets at beginning of period                                          80,622,049                   97,138,651
                                                                         -----------------------------------------------
Net assets at end of period                                              $ 77,525,666                 $ 80,622,049
                                                                         ===============================================

 (including undistributed net investment income of:
   Bond--$1,116,490 and $744,848; Government--$107,774 and $83,710;
   Minnesota Tax Free-$11,211 and $13,487, respectively)


                                                                             IAI Minnesota
                IAI Government Fund                                          Tax Free Fund

    Year ended        Period from April 1, 1994                 Year ended       Period from April 1, 1994
 November 30, 1995      to November 30, 1994                 November 30, 1995      to November 30, 1994
----------------------------------------------------------------------------------------------------------
  $  2,590,938             $  1,349,524                         $   365,216            $   290,088
      (459,502)                (934,618)                             (7,141)              (700,925)
     2,349,123                 (446,812)                            537,377                180,719
----------------------------------------------------------------------------------------------------------
     4,480,559                  (31,906)                            895,452               (230,118)
----------------------------------------------------------------------------------------------------------


    (2,527,368)              (1,312,183)                           (365,906)              (291,185)
           ---                 (114,249)                                ---                (35,171)
----------------------------------------------------------------------------------------------------------
    (2,527,368)              (1,426,432)                           (365,906)              (326,356)
----------------------------------------------------------------------------------------------------------


    25,685,178               13,323,314                           2,968,427              1,523,509

     2,472,730                1,382,769                             346,353                309,174
   (20,427,646)             (15,837,048)                         (4,156,698)            (2,071,786)
----------------------------------------------------------------------------------------------------------
     7,730,262               (1,130,965)                           (841,918)              (239,103)
----------------------------------------------------------------------------------------------------------
     9,683,453               (2,589,303)                           (312,372)              (795,577)
    38,438,019               41,027,322                           6,942,048              7,737,625
----------------------------------------------------------------------------------------------------------
  $ 48,121,472             $ 38,438,019                         $ 6,629,676            $ 6,942,048
==========================================================================================================

           See accompanying Notes to Financial Statements on page 33

                              Financial Highlights
                              --------------------
                                 IAI Bond Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

IAI Bond Fund

                                                     Year ended        Period from             Years ended March 31,
                                                    November 30,    April 1, 1994+ to   ------------------------------------
                                                        1995        November 30, 1994      1994          1993          1992
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Beginning of period                                 $  8.65            $   9.32       $ 10.42      $  10.25      $  10.02
                                                      ----------------------------------------------------------------------
Operations
  Net investment income                                   .58                 .36           .62           .64           .73
  Net realized and unrealized gains (losses)              .72                (.55)         (.25)          .93           .34
                                                      ----------------------------------------------------------------------
Total from operations                                    1.30                (.19)          .37          1.57          1.07
                                                      ----------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                  (.61)               (.35)         (.66)         (.64)         (.74)
  Net realized gains                                      ---                (.13)         (.81)         (.76)         (.10)
                                                      ----------------------------------------------------------------------
Total distributions                                      (.61)               (.48)        (1.47)        (1.40)         (.84)
                                                      ----------------------------------------------------------------------
Net Asset Value
  End of period                                       $  9.34            $   8.65       $  9.32      $  10.42      $  10.25
                                                      ======================================================================
Total investment return*                                15.46%              (2.10%)        3.16%        16.44%        10.80%

Net assets at end of period (000's omitted)           $77,526            $ 80,622       $97,139      $119,371      $107,634

Ratios
  Expenses to average net assets                         1.09%               1.10%**       1.09%         1.10%         1.10%
  Net investment income to average net assets            6.32%               6.03%**       5.63%         6.03%         7.43%
  Portfolio turnover rate
     (excluding short-term securities)                  424.7%              226.7%        333.1%        160.8%        126.2%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**  Annualized
+   Reflects fiscal year-end change from March 31 to November 30.

                              Financial Highlights
                              --------------------
                              IAI Government Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

IAI Government Fund

                                           Year ended        Period from       Year ended    Year ended       Period from
                                          November 30,    April 1, 1994+ to     March 31,     March 31,    August 8, 1991***
                                              1995        November 30, 1994       1994          1993       to March 31, 1992
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value
 Beginning of period                        $  9.62            $   9.98          $ 10.46       $ 10.22          $  10.00
                                          ----------------------------------------------------------------------------------

Operations
 Net investment income                          .60                 .33              .47           .57               .30
 Net realized and unrealized
  gains (losses)                                .43                (.34)            (.24)          .59               .24
                                          ----------------------------------------------------------------------------------
Total from operations                          1.03                (.01)             .23          1.16               .54
                                          ----------------------------------------------------------------------------------
Distributions to Shareholders From:
 Net investment income                         (.59)               (.32)            (.49)         (.58)             (.30)
 Net realized gains                             ---                (.03)            (.22)         (.34)             (.02)
                                          ----------------------------------------------------------------------------------
Total distributions                            (.59)               (.35)            (.71)         (.92)             (.32)
                                          ----------------------------------------------------------------------------------
Net Asset Value
 End of period                              $ 10.06            $   9.62          $  9.98       $ 10.46          $  10.22
                                          ==================================================================================
Total investment return*                      10.99%               (.09%)           2.02%        11.70%             5.51%
Net assets at end of period
 (000's omitted)                            $48,121            $ 38,438          $41,027       $43,704          $ 30,707

Ratios
 Expenses to average net assets                1.10%               1.10%**          1.10%         1.10%             1.10%**
 Net investment income to
  average net assets                           5.97%               5.12%**          4.40%         5.40%             5.16%**
 Portfolio turnover rate
  (excluding short-term securities)           284.1%              121.5%           641.0%        236.3%            169.6%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**   Annualized
***  Commencement of operations
+    Reflects fiscal year-end change from March 31 to November 30.

                              Financial Highlights
                              --------------------
                          IAI Minnesota Tax Free Fund

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

IAI Minnesota Tax Free Fund

                                      Year ended        Period from        Year ended         Period from
                                      November 30,   April 1, 1994+ to      March 31,      April 6, 1992***
                                         1995        November 30, 1994         1994        to March 31, 1993
---------------------------------------------------------------------------------------------------------------
Net Asset Value
 Beginning of period                    $ 9.53           $  10.27            $10.67             $  10.00
                                    ---------------------------------------------------------------------------
Operations
 Net investment income                     .52                .39               .58                  .41
 Net realized and
  unrealized gains (losses)                .71               (.69)             (.35)                 .67
                                    ---------------------------------------------------------------------------
Total from operations                     1.23               (.30)              .23                 1.08
                                    ---------------------------------------------------------------------------

Distributions to shareholders From:
 Net investment income                    (.52)              (.39)             (.56)                (.41)
 Net realized gains                        ---               (.05)             (.07)                 ---
                                    ---------------------------------------------------------------------------
Total distributions                       (.52)              (.44)             (.63)                (.41)
                                    ---------------------------------------------------------------------------

Net Asset Value
 End of period                          $10.24           $   9.53            $10.27             $  10.67
                                    ===========================================================================
Total investment return*                 13.17%            (3.10)%             1.89%               11.00%
Net assets at end of
 period (000's omitted)                 $6,630           $  6,942            $7,738             $  5,045

Ratios
 Expenses to average net
  assets****                               .25%            .25%**               .25%              .95%**
 Net investment income to
  average net assets****                  5.15%           5.76%**              5.28%             4.36%**
 Portfolio turnover rate
  (excluding short-term
   securities)                            94.0%              57.8%             16.0%                 4.8%

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**   Annualized
***  Commencement of operations
**** The Fund's adviser voluntarily waived $49,686, $35,252 and $53,108 in expenses for the year ended November 30, 1995, the period ended November 30, 1994 and the year ended March 31, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average net assets would have been .95%, .95% and .95% respectively, and the ratio of net investment income to average net assets would have been 4.45%, 5.06% and 4.58%, respectively.
+    Reflects fiscal year-end change from March 31 to November 30.

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[1] Summary of Significant Accounting Policies

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. IAI Government Fund (Government Fund) and IAI Minnesota Tax Free Fund (Minnesota Tax Free Fund) are separate portfolios of IAI Investment Funds VI, Inc. This report covers only the Bond Fund, Government Fund, and Minnesota Tax Free Fund (the Funds).

On November 9, 1994, the Board of Directors elected to change the fiscal year end of the Funds from March 31 to November 30. Accordingly, these financial statements include an eight-month period from April 1, 1994 to November 30, 1994.

Significant accounting policies followed by the Funds are summarized below:

Security Valuation

Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day; securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used.

The values of debt securities are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of 60 days or less from the date of acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of acquisition are marked-to-market on a daily basis.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments.

The Funds may enter into transactions to sell their purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates, commonly referred to as "dollar-rolls." As an inducement for the funds to "rollover" their purchase commitments, the Funds receive negotiated fees. For the year ended November 30, 1995, the Funds did not earn any fees from dollar-rolls.

Foreign Currency Translations and Foreign Currency Contracts

Bond Fund and Government Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[1]  Summary of Significant Accounting Policies (Cont.)

The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Futures and Options Contracts

In order to increase exposure to and hedge against changes in the market and produce incremental earnings, the Funds may buy and sell futures contracts and options. These investments involve risks caused by the possibility of an imperfect correlation between movements in the value of the contract or option and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. Futures contracts are valued at the settlement price of the exchange on which they are traded. Options traded on an exchange are valued using the last sale price. Options traded over-the-counter are valued using dealer-supplied valuations.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains and losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[1]  Summary of Significant Accounting Policies (Cont.)

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss), and accumulated net realized gains (losses) have been increased or decreased, resulting in reclassification adjustments to additional paid-in capital as follows:

----------------------------------------------------------------------------------------------
                                                                                 IAI Minnesota
                                           IAI Bond Fund   IAI Government Fund   Tax Free Fund
----------------------------------------------------------------------------------------------
Undistributed net investment income          $ 693,225           $(39,506)          $(1,586)
Accumulated net realized gains (losses)      $(693,225)          $ 43,488           $ 4,977
Additional paid-in capital                   $   --              $ (3,982)          $(3,391)

For federal income tax purposes, the Bond Fund, Government Fund and Minnesota Tax Free Fund have capital loss carryovers of approximately $5,747,000, $1,711,000, and $703,000, respectively at November 30, 1995 which, if not offset by subsequent capital gains, will expire in 2002 and 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including level yield amortization of discount for the Funds, and premium for the Minnesota Tax Free Fund, are accrued daily. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Distributions to Shareholders

Distributions to shareholders are recorded on the record date. Cash payments or reinvestments in additional shares are made at the net asset value at the close of business on the payable date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Organization Costs

Organization costs are being amortized over 60 months on a straight-line basis. In the event Investment Advisers, Inc. (Advisers) redeems any or all of its shares representing initial capital in the Funds prior to the date such costs are fully amortized, Advisers will bear such portion of the unamortized organization costs of the Fund as the number of shares redeemed bears to the initial purchase of shares.

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[2]   Commitments & Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligation as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

Bond Fund, Government Fund, and Minnesota Tax Free Fund have available lines of credit of $14,993,000, $13,375,000 and $2,800,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. There were no borrowings outstanding at November 30, 1995 for Government and Minnesota Tax Free Funds. Advances under the line of credit for Bond Fund totaled $7,000 at November 30, 1995, which is included in "Disbursements in excess of cash on demand deposit" on the Statements of Assets and Liabilities.

[3]   Fees and Expenses

Under the terms of an investment advisory agreement, each Fund pays Investment Advisers, Inc. (Advisers) a monthly management fee computed at an annual rate of
 .55% of the average month-end net asset value.

Each Fund also pays an annual fee to Advisers for acting as the Fund's dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average month-end net assets at an annual rate of .20%.

The Funds have adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, the Funds pay Distributor a monthly fee to cover expenses incurred in the distribution and promotion of the Funds' shares. The distribution fee for Bond Fund and Government Fund is equal to an annual rate of .25% of the Funds' average month-end net assets; for Minnesota Tax Free Fund, the fee is equal to an annual rate of .10% of average month-end net assets.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds are responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have contractually agreed to reimburse those Funds to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, 1.10% of average month-end net assets for Bond Fund and Government Fund, and .95% of average month-end net assets for Minnesota Tax Free Fund.

Additionally, since April 1, 1993, Advisers has voluntarily agreed to further waive expenses for Minnesota Tax Free Fund in excess of .25% of its average month-end net assets.

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[4]   Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the year ended November 30, 1995 and the period ended November 30, 1994, were as follows:


                                                                                                         IAI Minnesota
                                   IAI Bond Fund                   IAI Government Fund                   Tax Free Fund
-------------------------------------------------------------------------------------------------------------------------------
                          Year ended       Period from       Year ended       Period from       Year ended       Period from
                         November 30,    April 1, 1994 to   November 30,    April 1, 1994 to   November 30,    April 1, 1994 to
                             1995       November 30, 1994       1995       November 30, 1994       1995       November 30, 1994
-------------------------------------------------------------------------------------------------------------------------------
Sold                      3,403,715          1,758,099        2,614,072         1,353,148         299,907           150,799

Issued for reinvested
distributions               572,274            517,374          251,178           141,583          34,639            30,604

Redeemed                 (4,994,513)        (3,375,013)      (2,076,068)       (1,612,383)       (416,081)         (206,114)
                       ---------------------------------------------------------------------------------------------------------

Increase (decrease)
in shares outstanding    (1,018,524)        (1,099,540)         789,182          (117,652)        (81,535)          (24,711)
                       ---------------------------------------------------------------------------------------------------------

[5]   Purchases and Sales of Securities

For the year ended November 30, 1995, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

 -------------------------------------------------------------
                                     Purchases       Sales
 -------------------------------------------------------------
 IAI Bond Fund                      $324,002,576  $334,999,991

 IAI Government Fund                $115,058,556  $106,857,700

 IAI Minnesota Tax Free Fund        $  6,823,459  $  5,888,177

                         Notes to Financial Statements
                         -----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund

                               November 30, 1995

[6]   Foreign Currency Commitments

At November 30, 1995, the Bond Fund had entered into a foreign currency exchange contract. The unrealized depreciation of $28,195 for this contract at November 30, 1995 is included in unrealized appreciation (depreciation) on other assets and liabilities denominated in foreign currency in the Statement of Operations.

---------------------------------------------------------------------------------------------------------------------
                   Exchange          Currency          U.S. $ Value as of         Currency         U.S. $ Value as of
      Fund           Date        to be Delivered       November 30, 1995       to be Received      November 30, 1995
---------------------------------------------------------------------------------------------------------------------

  IAI Bond Fund    12/07/95  155,010,000 Japanese Yen      $1,528,195      1,500,000 U.S. Dollars       $1,500,000

[7]   Open Futures Contracts

The financial futures contracts shown below were open as of November 30, 1995. The market value of securities deposited to cover initial margin requirements for the open position at November 30, 1995 was $248,493.

--------------------------------------------------------------------------------------------------
                                       Number of   Expiration                Market     Unrealized
      Fund                Type         Contracts      Month      Position     Value        Loss
--------------------------------------------------------------------------------------------------
  IAI Bond Fund    U.S. Treasury Note      22     December 1995    Short    $2,490,813    $ 73,040
                   U.S. Treasury Bond      74     December 1995    Short     8,836,063     378,555
                                                                                          --------
                                                                                          $451,595
                                                                                          ========

                          Independent Auditors' Report
                          ----------------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund


The Board of Directors and Shareholders
IAI Investment Funds I, Inc.
IAI Investment Funds VI, Inc.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios of IAI Bond Fund (a portfolio within IAI Investment Funds I, Inc.) and IAI Government Fund and IAI Minnesota Tax Free Fund (formerly IAI Tax Free Fund) (separate portfolios within IAI Investment Funds VI, Inc.) as of November 30, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended November 30, 1995 and the period from April 1, 1994 to November 30, 1994, and the financial highlights for the periods presented on pages 30, 31 and 32 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Bond Fund, IAI Government Fund and IAI Minnesota Tax Free Fund at November 30, 1995, and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 12, 1996

                            Federal Tax Information
                            -----------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund




We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


IAI Bond Fund


----------------------------------------------------
 Payable Date                  Ordinary Income (A)
----------------------------------------------------
 December 1994                       $.0500
 January 1995                         .0600
 February 1995                        .0600
 March 1995                           .0600
 April 1995                           .0550
 May 1995                             .0550
 June 1995                            .0520
 July 1995                            .0500
 August 1995                          .0450
 September 1995                       .0380
 October 1995                         .0390
 November 1995                        .0420
----------------------------------------------------
                                     $.6060


(A) Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

For the year ended December 31, 1995, 2.85% of ordinary income distributions qualify for deduction by corporations.

                            Federal Tax Information
                            -----------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund


IAI Government Fund


----------------------------------------------------
 Payable Date                  Ordinary Income (A)
----------------------------------------------------
 December 1994                       $.0706
 January 1995                         .0475
 February 1995                        .0450
 March 1995                           .0450
 April 1995                           .0465
 May 1995                             .0490
 June 1995                            .0490
 July 1995                            .0500
 August 1995                          .0470
 September 1995                       .0450
 October 1995                         .0450
 November 1995                        .0480
----------------------------------------------------
                                     $.5876


(A) Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

                            Federal Tax Information
                            -----------------------
        IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund


IAI Minnesota Tax Free Fund

-------------------------------------------------
  Payable Date             Ordinary Income (A)
-------------------------------------------------
  December 1994                 $.0460
  January 1995                   .0460
  February 1995                  .0460
  March 1995                     .0400
  April 1995                     .0375
  May 1995                       .0375
  June 1995                      .0375
  July 1995                      .0400
  August 1995                    .0450
  September 1995                 .0480
  October 1995                   .0500
  November 1995                  .0470
-------------------------------------------------
                                $.5205


(A) Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.

For the year ended December 31, 1995, 95.3% of distributions were derived from interest on tax-exempt securities.

                                                      IAI Mutual Fund Family
                                                      ----------------------



To diversify your portfolio, please consider all of the mutual funds in our fund family
===================================================================================================================================
                                                     Secondary
IAI Fund                     Primary Objective       Objective             Portfolio Composition
-----------------------------------------------------------------------------------------------------------------------------------
IAI Developing               Capital Appreciation    ---                   Equity securities of companies in developing countries
Countries Fund
-----------------------------------------------------------------------------------------------------------------------------------
IAI International Fund       Capital Appreciation    Income                Equity securities of non-U.S. companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Emerging Growth Fund     Capital Appreciation    ---                   Common stocks of small to medium-sized emerging
                                                                           growth companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Midcap Growth Fund       Capital Appreciation    ---                   Common stocks of medium-sized growth companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Regional Fund            Capital Appreciation    ---                   Common stocks of Upper Midwest companies
-----------------------------------------------------------------------------------------------------------------------------------
IAI Growth Fund              Capital Appreciation    ---                   Common stocks with potential for above-average
                                                                           growth and appreciation
-----------------------------------------------------------------------------------------------------------------------------------
IAI Value Fund               Capital Appreciation    ---                   Common stocks which are considered to be undervalued
-----------------------------------------------------------------------------------------------------------------------------------
IAI Growth & Income Fund     Capital Appreciation    Income                Common stocks with potential for long-term appreciation,
                                                                           and common stocks that are expected to produce income
-----------------------------------------------------------------------------------------------------------------------------------
IAI Balanced Fund            Total Return            Income                Common stocks, investment grade bonds and
                             [Capital Appreciation +                       short-term instruments
                             Income]
-----------------------------------------------------------------------------------------------------------------------------------
IAI Bond Fund                Income                  Capital Preservation  Investment grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
IAI Minnesota Tax Free Fund  Tax-free Income         Capital Preservation  Investment grade municipal bonds
                             [Exempt from Federal
                             Income Taxes]
-----------------------------------------------------------------------------------------------------------------------------------
IAI Government Fund          Income                  Capital Preservation  U.S. Government securities
-----------------------------------------------------------------------------------------------------------------------------------
IAI Reserve Fund             Stability/Liquidity     Income                The portfolio has a maximum average maturity of 25
                                                                           months, investing primarily in investment grade bonds
-----------------------------------------------------------------------------------------------------------------------------------
IAI Money Market Fund        Stability/Liquidity     Income                The portfolio's average dollar-weighted maturity is
                                                                           less than 90 days, investing in high quality,
                                                                           money market securities

                                  Distributor
                              IAI Securities, Inc.

                               Investment Adviser
                                  and Manager
                           Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700

                                   Custodian
                          Norwest Bank Minnesota, N.A.
                              Sixth and Marquette
                             Minneapolis, MN 55479

                                 Legal Counsel
                           Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                             Minneapolis, MN 55402

                              Independent Auditors
                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                             Minneapolis, MN 55402

                                   Directors
                                Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                               J. Peter Thompson
                               Charles H. Withers

                                    [LOGO]

                                 Mutual Funds

 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA fax
                                  612.376.2737

                                  800.945.3863
                                  612.376.2700